UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 10, 2008

Discovery Communications, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34177	35-2333914
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Discovery Place, Silver Spring, Maryland		20910
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	240-662-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On December 10, 2008, Discovery Communications, Inc. (the "Company") amended its Rights Agreement. The amendment permits a Passive Investor to acquire up to 20% of the Company's outstanding common stock. A Passive Investor is an investor who (a) has filed a Schedule 13G with the Securities and Exchange Commission (the "SEC") and the investor (i) is principally engaged in the business of managing investment funds for unaffiliated securities investors, (ii) acquired beneficial ownership of the Company's common stock in the ordinary course of business and not with the purpose or effect of changing or influencing the control of the Company, (iii) is not obligated to file a Schedule 13D with the SEC, (iv) does not beneficially own 5% or more of the number of shares of the Company's Series B common stock then outstanding, and (v) does not beneficially own a number of shares of the Company's Series A common stock representing 10% or more of the number of shares of common stock then outstanding, treating, for purposes of clause (v) any shares of the Company's Series B common stock beneficially owned by the investor as having been converted into shares of the Company's Series A common stock, and (b) is deemed to be a Passive Investor by the Company's board of directors, in its sole discretion. If the board determines that an investor is not a Passive Investor, or has ceased to be a Passive Investor, the board of directors may direct the investor to reduce his, her or its beneficial ownership in the Company below 10% of the number of shares of common stock outstanding and/or take such other action as the board may request before triggering the issuance of the Rights.

This summary of the amendment to the Rights Agreement is qualified in its entirety by reference to Amendment No. 1 to Rights Agreement dated December 10, 2008, which is filed as an exhibit hereto.

Item 3.03 Material Modifications to Rights of Security Holders.

The disclosure provided in response to Item 1.01, above, is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

4.01 Amendment No. 1 to Rights Agreement between Discovery Communications, Inc. and Computershare Trust Company, N.A. dated December 10, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Discovery Communications, Inc.

December 11, 2008	By:	/s/ Joseph A. LaSala, Jr.

Name: Joseph A. LaSala, Jr.
Title: Senior Executive Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

4.1	Amendment No. 1 to Rights Agreement between Discovery Communications, Inc. and Computershare Trust Company, N.A. dated December 10, 2008